MFS(R)/Sun Life Series Trust

                                High Yield Series

                      Supplement to Current Prospectus



Effective May 24, 2004, the High Yield Series' Portfolio Manager section of the prospectus is hereby restated as follows:

The series is managed by a team of portfolio managers comprised of John Addeo and Scott B. Richards, each a Vice President of MFS. These individuals have each been a portfolio manager of the series since: Mr. Addeo - April 2004 and Mr. Richards - May 24, 2004; and they have been employed in the MFS investment management area since: Mr. Addeo - 1998 and Mr. Richards - 2004. Prior to joining MFS, Mr. Richards was the Head of the High Yield Group at Columbia Management Group from 1999 to 2003.

Members of the team may change from time to time, and a current list of team members is available by contacting Sun Life Assurance Company of Canada (U.S.) at 1-800-752-7215.


                  The date of this supplement is May 28, 2004.